UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 3, 2013
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2013, Forest City Rental Properties Corporation (“FCRPC”), a wholly owned subsidiary of Forest City Enterprises, Inc., entered into the Fourth Amended and Restated Credit Agreement (“Credit Agreement”) with KeyBank National Association (“KeyBank”), as Administrative Agent, PNC Bank, National Association (“PNC”), as Syndication Agent, Bank of America, N.A. (“B of A”), as Documentation Agent, and the various banks party thereto (collectively, the “Banks”). Effective on July 3, 2013, FCRPC exercised its right under the Credit Agreement to increase the total revolving loan commitments under the Credit Agreement from $465 million to $500 million, whereby KeyBank and PNC increased their existing principal commitment amounts by $2.5 million each and Citibank N.A. established a new principal commitment in the amount of $30 million (the “Increase Notice”). All other terms of the Credit Agreement remain the same, including the maturity date, payment terms, covenants and applicable interest rates.

The Increase Notice is included as Exhibit 10.1. The foregoing discussion of the terms of the Increase Notice is qualified in its entirety by reference to the full text of the Increase Notice.

A copy of the press release announcing the increase in the total revolving loan commitments is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is included in Item 1.01 above and is incorporated by reference herein.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit No.		Description
10.1	—
Increase Notice, dated as of July 3, 2013, pursuant to the Fourth Amended and Restated Credit Agreement, dated as of February 21, 2013, by and among Forest City Rental Properties Corporation, KeyBank National Association, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent, and the banks named therein.

99.1	—	Press Release of Forest City Enterprises, Inc., dated July 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	July 8, 2013	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
10.1	—
Increase Notice, dated as of July 3, 2013, pursuant to the Fourth Amended and Restated Credit Agreement, dated as of February 21, 2013, by and among Forest City Rental Properties Corporation, KeyBank National Association, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent, and the banks named therein.

99.1	—	Press Release of Forest City Enterprises, Inc., dated July 8, 2013.